As filed with the Securities and Exchange Commission on December 29, 2025
1933 Act Registration No. 333-33607
1940 Act Registration No. 811-08333

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 208	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 209	☒

Nuveen Investment Trust II
(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (312) 917-7700

Mark J. Czarniecki Vice President and Secretary 901 Marquette Avenue Minneapolis, MN 55402 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.
Title of Securities Being Registered: Shares of beneficial interest.
It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☒	on December 30, 2025 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 208
This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Nuveen Equity Long/Short Fund.

Part B—The Statement of Additional Information for Nuveen Equity Long/Short Fund.

Part C—Other Information

Signatures

Exhibit Index

Exhibits

Mutual Funds	30 December 2025

Fund Name	Class A	Class C	Class I
Nuveen Equity Long/Short Fund	NELAX	NELCX	NELIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus

Table of Contents

Section 1 Fund Summary
Nuveen Equity Long/Short Fund 2
Section 2 How We Manage Your Money
Who Manages the Fund 8
More About Our Investment Strategies 10
What the Risks Are 11
Section 3 How You Can Buy and Sell Shares
What Share Classes We Offer 16
How to Reduce Your Sales Charge 20
How to Buy Shares 23
Special Services 24
How to Sell Shares 26
Section 4 General Information
Dividends, Distributions and Taxes 29
Distribution and Service Payments 30
Net Asset Value 32
Frequent Trading 33
Fund Service Providers 34
Section 5 Financial Highlights
Nuveen Equity Long/Short Fund 35
Appendix—Variations in Sales Charge Reductions and
Waivers Available Through Certain Intermediaries A-1

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Fund Summary
Nuveen Equity Long/Short Fund
Investment Objective
The investment objective of the Fund is long-term capital appreciation with low correlation to the U.S. equity market.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 16 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-54 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses
Dividend Expense on Securities Sold Short	0.55%	0.54%	0.55%
Remainder of Other Expenses	0.25%	0.26%	0.25%
Total Annual Fund Operating Expenses	2.31%	3.06%	2.06%
Fee Waivers and/or Expense Reimbursements[2]	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.16%	2.91%	1.91%
1 The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2 The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2027 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to July 31, 2027 only with the approval of the Board of Trustees of the Fund.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2	Section 1 Fund Summary

	Class A	Class C	Class I
1 Year	$782	$294	$194
3 Years	$1,233	$922	$622
5 Years	$1,719	$1,585	$1,086
10 Years	$3,051	$3,357	$2,370

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the sub-adviser may adjust the Fund's long and short positions from time to time in an attempt to maintain the desired exposure to the stock market, the Fund's portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large-capitalization companies, though it may also invest in mid-capitalization companies.
When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund will sell a security short if it expects that it will be able to make this later purchase at a lower price than the price at which it sold the security short. The use of both long and short positions allows the sub-adviser to invest based on both its positive and negative views on individual stocks. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management, with the sub-adviser taking long positions in companies that it has identified as attractive and short positions in companies that it expects to underperform. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. However, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. As a result, the sub-adviser may take a long position in a security which receives a low ranking from the quantitative models, in order to maintain a required minimum position in that security. The Fund’s sub-adviser will generally sell a security if its model ranking declines or fundamental research reveals a deterioration of the company’s fundamentals.
The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.
Principal Risks
The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Section 1 Fund Summary	3

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.
Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund's short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, the Fund may take significant long or short positions in equity securities of companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.
Futures Contract Risk—The successful use of futures contracts draws upon the sub-adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.
Information Technology Sector Risk—The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. The information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.
Large-Cap Company Risk—To the extent it maintains a net long position primarily in securities of large-capitalization companies, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor.
Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.
Mid-Cap Company Risk—Securities of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or broader market averages in general.
Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, the securities sold short may have to be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price to close out a short position. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value

4	Section 1 Fund Summary

cannot go below zero. The use of short sales may also cause the Fund to have higher expenses than other funds. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses and increase volatility for the Fund.
Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.
The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*
*Class A year-to-date total return as of September 30, 2025 was 9.74%. In 2023 and 2024, the Fund’s adviser made a payment to the Fund to reimburse certain expenses associated with the Fund’s short positions that were unnecessarily incurred due to an operational issue. These payments had the effect of increasing the Fund’s total returns in 2023 and 2024. Without these payments, Class A total return in 2023 and 2024 would have been 19.71% and 16.59%, respectively. The performance of the other share classes will differ due to their different expense structures.
During the ten-year period ended December 31, 2024, the Fund’s highest and lowest quarterly returns were 14.00%
and -17.91%, respectively, for the quarters ended March 31, 2021 and March 31, 2020.
The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.
Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Section 1 Fund Summary	5

		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024[1]
	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	12/30/08	13.33%	9.32%	7.22%
Class A (return after taxes on distributions)		12.14%	8.32%	6.65%
Class A (return after taxes on distributions and sale of Fund shares)		8.78%	7.15%	5.72%
Class C (return before taxes)	12/30/08	19.33%	9.80%	7.21%
Class I (return before taxes)	12/30/08	20.53%	10.90%	8.12%
Russell 1000® Index[2]
(reflects no deduction for fees, expenses or taxes)		24.51%	14.28%	12.87%
Equity Long/Short Blended Benchmark[3]
(reflects no deduction for fees, expenses or taxes)		18.55%	11.01%	9.71%
Lipper Alternative Long/Short Equity Funds Classification Average[4]
(reflects no deduction for taxes or sales loads)		12.47%	7.06%	5.00%

[1]
In 2023 and 2024, the Fund’s investment adviser, Nuveen Fund Advisors, LLC, made a payment to the Fund to reimburse certain expenses associated with the Fund’s short positions that were unnecessarily incurred due to an operational issue. These payments had the effect of increasing the Fund’s NAV. As a result, the Fund’s total returns for the years ended December 31, 2023, and December 31, 2024, were higher than they would have been had the Fund not received the payments.

[2]	An index designed to measure the performance of the large-cap segment of the U.S. equity universe and includes approximately 1,000 of the largest securities based on their market capitalization.
[3]
The index is comprised of a 70% weighting in Russell 1000® Index and a 30% weighting in ICE BofA US 3-month Treasury Bill Index. Performance prior to 2/28/2013 was 100% weighting in Russell 1000® Index. Benchmark performance is linked.

[4]	Represents the average annualized total return for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Scott M. Tonneson, CFA	Managing Director	February 2013
Claire L. Ross	Managing Director	June 2021
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund directly from the Fund (for certain share classes) or through a financial advisor or other financial intermediary on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment
Available only through certain financial intermediaries or, for Class A, by contacting the Fund directly as described in the prospectus.
$2,500 for all accounts except:
• $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts.
• $250 for accounts opened through fee-based programs.
• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.
$100,000 for all accounts except:
• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).
• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

6	Section 1 Fund Summary

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1 Fund Summary	7

Section 2 How We Manage Your Money
To help you better understand the Fund, this section includes a detailed discussion of the Fund's investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Who Manages the Fund
Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2025, Nuveen, LLC managed approximately $1.4 trillion in assets, of which approximately $154.6 billion was managed by Nuveen Fund Advisors.
Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Fund. Nuveen Asset Management manages the investment of the Fund's assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.
The Fund is managed by multiple portfolio managers, who are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Each portfolio manager may be responsible for different aspects of the Fund’s management. For example, one manager may be principally responsible for selecting appropriate investments for the Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing the Fund’s investments, along with their relevant experience. The Fund’s portfolio managers may change from time to time.

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Nuveen Asset Management*	Total

NUVEEN EQUITY LONG/SHORT FUND

Scott M. Tonneson, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management and research)	2007	1994

Claire L. Ross Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management and research)	2014	2002

* Including tenure at affiliate or predecessor firms, as applicable

8	Section 2 How We Manage Your Money

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the statement of additional information.
Management Fees
The management fee schedule for the Fund consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors and, as of May 1, 2024, its affiliate Teachers Advisors, LLC.
The annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	1.1000%
For the next $125 million	1.0875%
For the next $250 million	1.0750%
For the next $500 million	1.0625%
For the next $1 billion	1.0500%
For the next $3 billion	1.0250%
For the next $2.5 billion	1.0000%
For the next $2.5 billion	0.9875%
For net assets over $10 billion	0.9750%
As of September 30, 2025, the effective complex-level fee rate for the Fund was 0.1564%.
As of May 1, 2024, the overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.1600%. The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%
*  See “Service Providers – Investment Adviser” in the statement of additional information for more detailed information about the complex-level fee and eligible complex-level assets.
For the most recent fiscal year, the Fund paid Nuveen Fund Advisors 1.11% of its average daily net assets in management fees (net of fee waivers and expense reimbursements).
Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through July 31, 2027 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to July 31, 2027 only with the approval of the Board of Trustees of the Fund.
Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Fund's Form N-CSR for the fiscal year ended August 31, 2025.

Section 2 How We Manage Your Money	9

More About Our Investment Strategies
The Fund’s investment objective, which is described in the “Fund Summary” section, may not be changed without shareholder approval.
The Fund's investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
The Fund's principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the Fund's investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Fund’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Fund's sub-adviser uses, or may use, to achieve the Fund's objective. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Funds at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.
Equity Securities
The Fund invests in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.
Cash Equivalents and Short-Term Investments
As a non-principal investment strategy, the Fund may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Fund's principal investment strategies. The Fund may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information. A list of the Fund’s portfolio holdings is available on the Fund’s website—www.nuveen.com/mutual-funds—by navigating to the Fund’s web page and clicking on the “Characteristics” link. By following this link, you can obtain a list of the Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Fund’s website ten business days after the end of the month. This information will remain available on the website until the Fund files with the Securities and Exchange Commission its annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

10	Section 2 How We Manage Your Money

What the Risks Are
Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Fund. These risks are listed alphabetically below. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Because of these risks, you should consider an investment in the Fund to be a long-term investment.
Principal Risks
Active management risk: The Fund's sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund's sub-adviser, including its use of proprietary and third-party technology systems, models, algorithms and data management software, may not produce the desired results. The sub-adviser’s judgment about markets, interest rates or the attractiveness, relative value, liquidity, or potential appreciation of a particular investment may not prove to be correct. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Fund's sub-adviser in connection with managing the Fund and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Fund service provider, may also adversely affect the ability of the Fund to achieve its investment goal.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Fund, the Fund’s adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by the Fund to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on the Fund could include the inability to calculate net asset value, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which the Fund invests, and thereby cause the Fund’s investments to lose value.
Equity security risk: The value of the Fund’s long positions in equity securities may decline significantly in price over short or extended periods of time. Even a long-term investment approach cannot guarantee a profit. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market. From time to time, the Fund may take significant long or short positions in equity securities of companies in one or more

Section 2 How We Manage Your Money	11

related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. Adverse events in any part of the U.S. and global financial markets may have unexpected negative effects on equity markets. These events may at times result in unusually high market volatility, including short-term volatility, which could negatively affect Fund performance.
A variety of factors can negatively affect the price of a particular company's equity securities. These factors may include, but are not limited to: poor earnings, a loss of customers, a cut in dividends, certain management decisions, litigation against the company, general unfavorable performance of the company's sector or industry, adverse geopolitical, social or environmental developments or changes in government regulations affecting the company or its industry.
Futures contract risk: The successful use of futures contracts draws upon the sub-adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance. Additional risks associated with the use of futures contracts include: the risk of imperfect correlation, or even no correlation, between the price movements of the futures contracts and the price movements of the investments being hedged; losses caused by unanticipated market movements, which are potentially unlimited; the inability of the Fund’s sub-adviser to correctly predict the direction of securities prices and other economic factors; the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; the possibility that the counterparty will default in the performance of its obligations; the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired; and the risk that the Fund may have to sell securities from its portfolio at a disadvantageous time if it has insufficient cash to meet margin requirements under the futures contract.
Information technology sector risk: The Fund currently invests a significant portion of its assets in the information technology sector, although this may change over time. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, and patent and intellectual property rights.
Large-cap company risk: While large-cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. To the extent it maintains a net long position primarily in securities of large-capitalization companies, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges, consumer tastes or to changes in business, product, financial or other market conditions. Additionally, large-cap companies are sometimes less able to achieve as high of growth rates as successful smaller companies, especially during extended periods of economic expansion.
Market risk: The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly

12	Section 2 How We Manage Your Money

interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. As a result, the value of the Fund’s investments may be negatively affected whether or not the Fund invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations (such as the “great recession” of 2008-09), war, armed conflict, terrorism, the imposition of economic sanctions, bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history), natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic first detected in December of 2019), may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or widespread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent the Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Fund’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Fund. As inflation increases, the value of the Fund’s assets can decline.
Mid-cap company risk: While securities of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or broader market averages in general.
Short sales risk: Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. For instance, the lender of the borrowed security may recall the security, in which case the Fund would have to either borrow the security from another lender or buy the security and deliver it to the lender. The Fund may not always be able to locate another lender, and thus the Fund may be required to cover the short position at a disadvantageous price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Although the gain is limited by the price at

Section 2 How We Manage Your Money	13

which the security was sold short, the potential loss on a short sale is theoretically unlimited because there is no upper limit on the price a borrowed security can attain. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Short positions are more volatile than long positions due to risks inherent to short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages.
The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.
The Fund may also pay transaction costs and borrowing fees in connection with short sales and, until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends paid during the period of the loan. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets, which may limit the Fund’s ability to pursue other opportunities or adversely affect total return. In addition, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.
In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, the Fund might not be able to fully implement its short-selling strategy.
Non-Principal Risks
Large transactions risk: The Fund may experience adverse effects due to large purchases or redemptions of Fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by Fund shareholders, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the Fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, until the Fund is able to sell securities to meet redemption requests, the Fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the Fund’s performance. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the Fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to

14	Section 2 How We Manage Your Money

shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Section 2 How We Manage Your Money	15

Section 3 How You Can Buy and Sell Shares
The Fund offers multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What Share Classes We Offer
The different share classes offered by the Fund are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of the Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Fund, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), that allows the Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Each share class of the Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in the Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this prospectus.
Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:
• Employee Benefit Plans (as defined below);
• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Internal Revenue Code; and
• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.
Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or

16	Section 3 How You Can Buy and Sell Shares

457 of the Internal Revenue Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans.
Direct Purchasers: These accounts are opened directly with the transfer agent for the Fund and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.
Class A Shares
You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
* You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.
Class A shares are available through certain financial intermediaries or by contacting the Fund directly. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:
• Direct Purchasers;
• Financial Intermediary Accounts;
• Other investment companies or pools;
• State-sponsored tuition savings plans (529) or health savings accounts (HSA);
• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and
• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.
Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Section 3 How You Can Buy and Sell Shares	17

Class C Shares
You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of the Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.
Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.
Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Fund limits the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.
Class C shares automatically convert to Class A shares after 8 years, thus reducing future annual expenses. Conversions occur during the month in which the 8-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. Furthermore, the availability of the automatic Class C share conversion and the terms under which the conversion takes place may depend on the policies and/or system limitations of the financial intermediary through which you hold your shares. Information on intermediaries’ variations from the Class C share conversion discussed above is disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Through Certain Intermediaries.” Also, see “How to Reduce Your Sales Charge” below.
Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with the Fund. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:
• Financial Intermediary Accounts;
• Other investment companies or pools;
• State-sponsored tuition savings plans (529) or health savings accounts (HSA);
• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

18	Section 3 How You Can Buy and Sell Shares

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Fund from time to time.
Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.
Class I Shares
You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.
Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.
Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level. The Fund reserves the right to permit certain categories of eligible investors to purchase Class I shares directly from the Fund.
Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:
• Certain employer-sponsored retirement plans.
• Certain bank or broker-affiliated trust departments.
• Advisory accounts of Nuveen Fund Advisors and its affiliates.
• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.
• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).
• Officers of Nuveen, LLC and its affiliates, and their immediate family members.
• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.
• Certain financial intermediary personnel, and their immediate family members.
• Certain other institutional investors described in the statement of additional information.
A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund

Section 3 How You Can Buy and Sell Shares	19

shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.
Please refer to the statement of additional information for more information about Class A, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.
Contingent Deferred Sales Charges
If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Reduce Your Sales Charge
The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Fund will waive or reduce the CDSC imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.
Class A Sales Charge Reductions
• Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of the Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen mutual fund.

20	Section 3 How You Can Buy and Sell Shares

• Letter of Intent. Subject to certain requirements, you may purchase Class A shares of the Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.
For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).
Class A Sales Charge Waivers
Class A shares of the Fund may be purchased at net asset value without a sales charge as follows:
• Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).
• Shares purchased through the reinvestment of Nuveen mutual fund dividends and capital gain distributions.
• Shares purchased for accounts held directly with the Fund that do not have a financial intermediary of record.
• Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”
For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SARSEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.
• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).
• Current and former trustees/directors of the Nuveen Funds.
• Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.
• Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

Section 3 How You Can Buy and Sell Shares	21

• Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”
In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Fund or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Fund or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen mutual fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.
CDSC Waivers and Reductions
The CDSC payable upon the redemption of Class C shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount equaled or exceeded $1,000,000, may be waived or reduced under the following circumstances:
• In the event of total disability of the shareholder.
• In the event of death of the shareholder.
• For certain redemptions made pursuant to a systematic withdrawal plan.
• For redemptions in connection with a payment of account or plan fees.
• For redemptions of accounts not meeting required minimum balances.
• Upon an optional conversion by the Fund of Class C shares held in an account which no longer has a financial intermediary of record into Class A shares.
• For redemptions of Class C shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.
• For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.
• For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.
• For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account due to the shareholder reaching the qualified age based on applicable laws and regulations.
More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

22	Section 3 How You Can Buy and Sell Shares

How to Buy Shares
Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Generally, the NYSE and its affiliated exchanges are closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.
You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Fund. Class C shares may not be purchased directly from the Fund. In addition, the availability of Class A and Class C shares through a financial intermediary will depend on the policies of the intermediary.
Through a Financial Advisor
You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.
Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.
Directly from the Fund
Eligible investors may purchase shares directly from the Fund.
• By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of the Fund, calculated after the Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither the Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Funds at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

Section 3 How You Can Buy and Sell Shares	23

• By mail. You may open an account directly with the Fund and buy shares by completing an application and mailing it along with your check to: Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.
Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of the Fund.
• On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Fund’s website. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.
• By telephone. Existing shareholders with direct accounts may also process account transactions via the Fund’s automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.
The Distributor does not have a customer relationship with you solely by virtue of acting as principal underwriter and distributor for the Fund. The Distributor does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets. You make the ultimate decision regarding whether to buy or sell any Nuveen Fund.

Special Services
To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Funds at (800) 257-8787 for copies of the necessary forms.
Systematic Investing
Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in the Fund’s systematic investment plan. You can stop the deductions at any time by notifying the Fund in writing.
• From your bank account. You can make systematic investments of $100 or more per month by authorizing the Fund to draw pre-authorized checks on your bank account.
• From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

24	Section 3 How You Can Buy and Sell Shares

• Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen mutual fund account of the same share class.
The Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.
Systematic Withdrawal
If the value of your Fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the Fund’s systematic withdrawal plan.
You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.
Exchanging Shares
You may exchange Fund shares into an identically registered account for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.
The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that the Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.
Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.
Fund DirectSM
The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.
Reinstatement Privilege
If you redeem Class A or Class C shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

Section 3 How You Can Buy and Sell Shares	25

How to Sell Shares
You may sell (redeem) your shares on any business day, which is any day the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.
You may sell your shares (1) through a financial advisor or (2) directly to the Fund.
Through a Financial Advisor
You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.
Directly to the Fund
• By mail. You can sell your shares at any time by sending a written request to the Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Your request must include the following information:
• The Fund’s name;
• Your name and account number;
• The dollar or share amount you wish to redeem;
• The signature of each owner exactly as it appears on the account;
• The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
• The address where you want your redemption proceeds sent (if other than the address of record); and
• Any required signature guarantees.
After you have established your account, signatures on a written request must be guaranteed if:
• You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;
• You have changed the address on the Fund’s records within the last 30 days; or
• You are requesting a change in ownership on your account.
Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Fund reserves the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

26	Section 3 How You Can Buy and Sell Shares

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.
• On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. Redemptions where the proceeds are payable by check may not exceed $100,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.
• By telephone. If your account is held with the Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Redemptions where the proceeds are payable by check may not exceed $100,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

An Important Note About Telephone Transactions
Although Nuveen Funds has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine.
Also, you should verify your trade confirmations immediately upon receipt.

Accounts with Low Balances
The Fund charges an Annual Low Balance Account Fee of $15.00 per account (other than accounts holding Class I shares, but applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if the Fund balance falls below $1,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.
The Annual Low Balance Account Fee will not apply to the following types of accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in

Section 3 How You Can Buy and Sell Shares	27

accounts for the Fund or other Nuveen mutual funds of $25,000 or more; accounts currently enrolled in a systematic investment plan; and accounts held through tuition (529) plan programs. However, the Annual Low Balance Account Fee will apply to IRAs and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the Annual Low Balance Account Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the Annual Low Balance Account Fee at any time without advance notice to shareholders.
Meeting Redemption Requests
The Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Fund also may meet redemption requests through overdrafts at the Fund’s custodian, by borrowing under a credit agreement to which the Fund is a party, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.
Although the Fund generally pays redemption proceeds in cash, if the Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, the Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

28	Section 3 How You Can Buy and Sell Shares

Section 4 General Information
To help you understand the tax implications of investing in the Fund, this section includes important details about how the Fund makes distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends, Distributions and Taxes
The Fund intends to pay income dividends and any taxable gains annually. The Fund may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board's discretion.
Payment and Reinvestment Options
The Fund automatically reinvests your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen Funds at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.
Non-U.S. Income Tax Considerations
Investment income that the Fund receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.
If the Fund has more than 50% of the value of its assets in stock or other securities of non-U.S. corporations at the close of a taxable year, the Fund may, for such taxable year, elect to pass its non-U.S. tax credits through to shareholders.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Distributions from the Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gain distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.
Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that

Section 4 General Information	29

firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally treated the same as a sale.
Please note that if you do not furnish the Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Non-U.S. Investors
The Fund is offered for sale in the United States and is not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Fund.
Cost Basis Method
For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the Fund, please contact Nuveen Funds at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Payments
Distribution and Service Plan
The Distributor serves as the selling agent and distributor of the Fund’s shares. In this capacity, the Distributor manages the offering of the Fund’s shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, the Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.
Under the Plan, the Distributor receives a distribution fee for Class C shares primarily for providing compensation to financial intermediaries, including the Distributor, in

30	Section 4 General Information

connection with the distribution of shares. The Distributor receives a service fee for Class A and Class C shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.
Other Payments by the Fund
In addition to the distribution and service fees the Fund pays under the Plan and fees the Fund pays to its transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Fund, may enter into non-Plan agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.
Other Payments by the Distributor and Nuveen Fund Advisors
In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen mutual funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen mutual fund shares and/or total assets of Nuveen mutual funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen mutual funds, the firm’s level of participation in Nuveen mutual fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen mutual fund shares and provide services to Nuveen mutual fund shareholders, and the asset class of the Nuveen mutual funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.
In connection with the availability of Nuveen mutual funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to

Section 4 General Information	31

Nuveen mutual fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen mutual funds out of Fund assets.
The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Fund to you. The intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Fund in various ways within the intermediary’s organization.

Net Asset Value
The price you pay for your shares or the amount you receive upon redemption of your shares is based on the Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. The Fund’s latest net asset value per share is available on the Fund’s website at www.nuveen.com. Net asset value is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.
In determining net asset value, portfolio instruments traded on an exchange generally are valued at the last reported sales price or official closing price on the exchange, if available. If such market quotations are not readily available or are not considered reliable, a portfolio instrument will be valued at its fair value as determined in good faith using procedures approved by Nuveen Fund Advisors, subject to the oversight of the Board of Trustees. For example, the fair value of a portfolio instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Fund’s investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that the Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.
For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

32	Section 4 General Information

The price of a portfolio instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board of Trustees has designated Nuveen Fund Advisors as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations are made in accordance with procedures adopted by Nuveen Fund Advisors, subject to the oversight of the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Frequent Trading
The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.
Accordingly, the Fund has adopted a Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.
The Fund’s Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions. Upon completion of a second round trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.
The Fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Pursuant to these agreements, financial intermediaries may disclose to

Section 4 General Information	33

the Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Fund’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Fund does not knowingly permit frequent trading, it cannot guarantee that it will be able to identify and restrict all frequent trading activity.
The Fund reserves the right in its sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if it determines that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.
The Fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if it determines, in its sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Fund Service Providers
The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

34	Section 4 General Information

Section 5 Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Fund's financial statements, are filed on Form N-CSR, which is available upon request. The financial statements for the years ended August 31, 2024 and prior were audited by other independent auditors.
Nuveen Equity Long/Short Fund

		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
	Net Asset	Net	Net					Net Asset		Net	Expenses	Income (Loss)
	Value,	Investment	Realized/			From		Value,		Assets,	to Average	to Average	Portfolio
Year Ended	Beginning	Income (NII)	Unrealized		From	Net Realized		End of	Total	End of	Net	Net	Turnover
August 31:	of Period	(Loss)(b)	Gain (Loss)	Total	NII	Gains	Total	Period	Return(c)	Period (000)	Assets(a)(d)	Assets(a)(d)(e)	Rate
Class A
2025	$57.45	$0.16	$7.17	$7.33	$(0.38)	$(2.36)	$(2.74)	$62.04	12.94%	$26,059	2.16%	0.28%	65%
2024	49.84	0.34	9.28	9.62	(2.01)	—	(2.01)	57.45	19.83	22,370	2.18	0.64	98
2023	46.40	(0.18)	6.65	6.47	—	(3.03)	(3.03)	49.84	15.04	25,720	2.21	(0.39)	77
2022	52.35	(0.45)	(4.15)	(4.60)	—	(1.35)	(1.35)	46.40	(9.12)	24,434	2.22	(0.89)	94
2021	41.40	(0.41)	11.36	10.95	—	—	—	52.35	26.45	28,482	2.53	(0.91)	200
Class C
2025	50.35	(0.24)	6.25	6.01	—	(2.36)	(2.36)	54.00	12.09	5,948	2.91	(0.46)	65
2024	43.70	(0.05)	8.15	8.10	(1.45)	—	(1.45)	50.35	18.94	8,184	2.93	(0.11)	98
2023	41.36	(0.47)	5.84	5.37	—	(3.03)	(3.03)	43.70	14.17	7,800	2.96	(1.18)	77
2022	47.15	(0.74)	(3.70)	(4.44)	—	(1.35)	(1.35)	41.36	(9.80)	8,797	2.96	(1.64)	94
2021	37.57	(0.68)	10.26	9.58	—	—	—	47.15	25.50	12,112	3.29	(1.68)	200
Class I
2025	59.92	0.32	7.48	7.80	(0.54)	(2.36)	(2.90)	64.82	13.24	114,896	1.91	0.52	65
2024	51.96	0.49	9.68	10.17	(2.21)	—	(2.21)	59.92	20.14	101,000	1.93	0.89	98
2023	48.13	(0.07)	6.93	6.86	—	(3.03)	(3.03)	51.96	15.33	76,899	1.96	(0.15)	77
2022	54.12	(0.33)	(4.31)	(4.64)	—	(1.35)	(1.35)	48.13	(8.89)	77,576	1.96	(0.64)	94
2021	42.70	(0.31)	11.73	11.42	—	—	—	54.12	26.74	106,132	2.30	(0.67)	200

(a)
Each ratio includes the effect of the dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund’s prime broker expense for the reporting period will be zero.

		Ratios of Dividends Expense
		on Common Stocks Sold Short			Ratios of Prime Broker Expenses
		to Average Net Assets			to Average Net Assets
	Year Ended August 31:	Class A	Class C	Class I	Class A	Class C	Class I
	2025	0.55%	0.54%	0.55%	—%	—%	—%
	2024	0.57	0.58	0.57	—	—	—
	2023	0.60	0.60	0.60	—	—	—
	2022	0.37	0.36	0.36	0.25	0.25	0.25
	2021	0.58	0.59	0.60	0.34	0.35	0.35
(b)	Based on average shares outstanding.
(c)
Total returns are at NAV and do not include any sales charge. Total returns are not annualized. During the fiscal years ended August 31, 2024 and August 31, 2023, Nuveen Fund Advisors, LLC, made a payment to the Fund to reimburse for certain interest expenses associated with the Fund's short positions that were unnecessarily incurred due to an operational issue. This payment had the effect of increasing the Fund's NAVs by the following amounts: 1) Class A Shares - $0.22, 2) Class C Shares - $0.19, 3) Class I Shares - $0.22 for the fiscal year ended August 31, 2024 and 1) Class A Shares - $1.50, 2) Class C Shares - $1.32, 3) Class I Shares - $1.56 for the fiscal year ended August 31, 2023. As a result, the Fund's total returns for the years ended August 31, 2024 and August 31, 2023, would have been as follows: 1) Class A Shares – 19.37%, 2) Class C Shares – 18.52%, 3) Class I Shares – 19.72% and 1) Class A Shares - 11.30%, 2) Class C Shares - 10.36%, 3) Class I Shares - 11.78%, respectively.

(d)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(e)	Includes voluntary compensation from Nuveen Fund Advisors.

Section 5 Financial Highlights	35

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Appendix to the Prospectus
VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) or Nuveen Securities, LLC (the “Distributor”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from the Fund or through another intermediary to receive these waivers or discounts.
The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor.
As used below, the phrase “Nuveen-sponsored mutual fund(s)” means any mutual fund for which Nuveen Fund Advisors serves as the investment adviser.
AMERIPRISE FINANCIAL
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
• Transaction size breakpoints, as described in this prospectus or the SAI.
• Rights of accumulation (ROA), as described in this prospectus or the SAI.
• Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).
• shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
• shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
• redemptions due to death or disability of the shareholder;
• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI;
• redemptions made in connection with a return of excess contributions from an IRA account;
• shares purchased through a Right of Reinstatement (as defined above); and
• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
SALES WAIVERS AND REDUCTIONS IN SALES CHARGES AVAILABLE AT ROBERT W. BAIRD & CO. (“BAIRD”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
• Shares purchased from the proceeds of redemptions from another Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
• A shareholder in Class C Shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs

CDSC Waivers on Class A and C Shares Available at Baird
• Shares sold due to death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in this prospectus
• Shares bought due to returns of excess contributions from an IRA account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
• Shares sold to pay Baird fees but only if the transaction is initiated by Baird
• Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation
• Breakpoints as described in this prospectus
• Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Nuveen-sponsored mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets
• Letters of intent, which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds through Baird over a 13-month period of time
EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Nuveen-sponsored mutual funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Nuveen-sponsored mutual fund assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Nuveen-sponsored mutual fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
• Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Nuveen-sponsored mutual fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
• Shares purchased in an Edward Jones fee-based program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load, and one of the following (“Right of Reinstatement”):
o The redemption and repurchase occur in the same account.
o The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining contingent deferred sales charge due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
• The death or disability of the shareholder.
• Systematic withdrawals with up to 10% per year of the account value.
• Return of excess contributions from an Individual Retirement Account (IRA).
• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
• Shares exchanged in an Edward Jones fee-based program.
• Shares acquired through NAV reinstatement.
• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
 Minimum Purchase Amounts
• Initial purchase minimum: $250
• Subsequent purchase minimum: none
 Minimum Balances
• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o A fee-based account held on an Edward Jones platform
o A 529 account held on an Edward Jones platform
o An account with an active systematic investment plan or LOI
 Exchanging Share Classes
• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings of a Nuveen-sponsored mutual fund to Class A shares of the same fund.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH JANNEY MONTGOMERY SCOTT LLC
Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).
• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans.
• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.
• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
• Shares acquired through a right of reinstatement.
Front-end sales charge discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
• Breakpoints as described in the fund’s Prospectus.
• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Janney. Eligible Nuveen-sponsored mutual fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
J.P. MORGAN SECURITIES LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
• Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
• Shares purchased through rights of reinstatement.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).
• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
• A shareholder in the fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C Shares available at J.P. Morgan Securities LLC
• Shares sold upon the death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
• Shares purchased in connection with a return of excess contributions from an IRA account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
• Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Nuveen-sponsored mutual fund assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of any Nuveen-sponsored mutual fund, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
• Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
• Shares purchased through a Merrill investment advisory program
• Brokerage class shares (e.g., Class A shares) exchanged from advisory class shares (e.g., Class I shares) due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
• Shares purchased through the Merrill Edge Self-Directed platform
• Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
• Shares exchanged from level-load shares (e.g., Class C shares) to front-end load shares (e.g., Class A shares) of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
• Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
• Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g. the Fund’s officers or trustees)
• Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a Nuveen-sponsored mutual fund; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
• Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22I(3))
• Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
• Shares sold due to return of excess contributions from an IRA account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
• Front-end or level-load shares (e.g., Class A or Class C shares) held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
• Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of all Nuveen-sponsored mutual fund assets held in accounts in their Merrill Household
• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases of any Nuveen-sponsored mutual fund at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
CLASS A SHARE FRONT-END SALES CHARGE WAIVERS AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
• Shares purchased through a Morgan Stanley self-directed brokerage account
• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH OPPENHEIMER & CO. INC.
Shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares available at OPCO
• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan
• Shares purchased through a OPCO affiliated investment advisory program
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)
• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
• A shareholder in Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
• Employees and registered representatives of OPCO or its affiliates and their family members
• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in the prospectus
• Return of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
• Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
• Breakpoints as described in the prospectus.
• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at OPCO. Eligible Nuveen-sponsored mutual fund assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
PFS INVESTMENTS INC. (“PFSI”)
Policies Regarding Transactions Through PFSI
The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

Share Classes
• Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.
Breakpoints
• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.
Rights of Accumulation (“ROA”)
• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen-sponsored mutual funds held by the shareholder on the PSS Platform.
• It is the shareholder’s responsibility to inform PFSI of all eligible Nuveen-sponsored mutual fund assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen-sponsored mutual funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.
• Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.
• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).
Letter of Intent (“LOI”)
• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.
• Only holdings of Nuveen-sponsored mutual funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen-sponsored mutual funds on the PSS platform, or other facts qualifying the purchaser for this discount.
• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.
• If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
• Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
• Shares purchased through a Raymond James investment advisory program.
• Shares purchased of a Nuveen-sponsored mutual fund through a systematic reinvestment of capital gains and dividend distributions.
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James
• Death or disability of the shareholder.
• Shares sold as part of a systematic withdrawal plan as described in the prospectus.
• Return of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
• Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
• Breakpoints as described in the prospectus.
• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”) AND ITS BROKER DEALER AFFILIATES
Shareholders purchasing or holding Nuveen-sponsored mutual fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Nuveen-sponsored mutual funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A shares of Money Market Funds not assessed a sales charge. Nuveen-sponsored mutual fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel
• Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Nuveen-sponsored mutual fund.
• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase (known as “rights of reinstatement”). For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.
• Shares from rollovers into Stifel from retirement plans to IRAs.
• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
• Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and Class C Shares
• Shares sold due to death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
• Shares bought due to returns of excess contributions from an IRA Account.
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
• Shares acquired through a right of reinstatement.
• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
• Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

CLASS C TO CLASS A CONVERSIONS AVAILABLE AT U.S. BANCORP INVESTMENTS, INC.
Shareholders who hold the Fund’s Class C shares through a U.S. Bancorp Investments, Inc. (“USBI”) platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record and the shares are held in an omnibus account, will have their shares automatically converted at net asset value to Class A shares of the Fund in the month of the six-year anniversary of the purchase date, if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.
CLASS A SALES CHARGE WAIVERS AVAILABLE ONLY THROUGH SPECIFIED INTERMEDIARIES
As described in the prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.
The following intermediaries have entered into such an agreement:
Baker & Co., Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.
RDM Investment Services, Inc.
Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.
As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund’s shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
TIAA-CREF Individual & Institutional Services, LLC

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Nuveen Mutual Funds
Other Information for Fund Shareholders
Several additional sources of information are available to you, including the codes of ethics adopted by the Fund, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Fund included in this prospectus. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements.
The Fund's most recent statement of additional information, annual and semi-annual reports and certain other information such as financial statements are available, free of charge, by calling Nuveen Funds at (800) 257-8787, on the Fund's website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Household Mailings
To lower costs and eliminate duplicate documents sent to your home, your Fund may mail only one copy of its summary prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call your Fund toll-free at (800) 257-8787.
The Fund is a series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

MPR-ELS-1225P

December 30, 2025

Nuveen Equity Long/Short Fund
Ticker Symbols: Class A—NELAX, Class C—NELCX, Class I—NELIX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated December 30, 2025 for Nuveen Equity Long/Short Fund (the “Fund”), a series of Nuveen Investment Trust II. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from the Fund, by written request to Nuveen Equity Long/Short Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140, or by calling (800) 257-8787.

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Form N-CSR dated August 31, 2025, which is incorporated herein by reference. The Fund’s Prospectus, Annual Report and other information such as financial statements are available without charge by calling (800) 257-8787.

TABLE OF CONTENTS

GENERAL INFORMATION

The Fund is a diversified series of Nuveen Investment Trust II (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on June 27, 1997. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, five series of the Trust are authorized and outstanding. The Fund was formerly named Nuveen Santa Barbara Growth Plus Fund and Nuveen Santa Barbara Long/Short Equity Fund. The Fund’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Fund’s sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Nuveen Fund Advisors and its affiliate, Teachers Advisors, LLC (“TAL”), are both wholly owned subsidiaries of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As a result of their common ownership by Nuveen, LLC and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Fund, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (2) and (7) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For purposes of applying the limitation set forth in number (4) above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, if the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (4).

For purposes of applying the limitation set forth in number (8) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3) Invest directly in futures and options on futures to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures and Options on Futures.”

For purposes of number (1) above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid investments” has the same meaning as given in Rule 22e-4 under the 1940 Act and associated guidance.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Fund. Additional information concerning principal investment strategies of the Fund, and other investment strategies that may be used by the Fund, is set forth below in alphabetical order.

In executing the Fund’s investment strategies, portfolio management teams may consider in their discretion certain environmental, social, governance, climate, sustainability and other related factors to the extent any of these factors are deemed financially relevant from an investment perspective. Whether and the degree to which any of these factors are considered largely depends on the particular portfolio management team, strategy, asset classes, securities, and other factors, which could vary.

If a percentage limitation on investments by the Fund stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Fund.

Borrowing

Joint Credit Agreement

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), is a party to a 364-day, approximately $2.7 billion credit agreement with a group of lenders (the “Credit Agreement”), which expires in June 2026, unless extended or renewed. The Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and being a Participating Fund results in other fees and expenses, which may increase the Fund’s net expenses and reduce the Fund’s return. In addition, borrowing by the Fund may create leverage by increasing the Fund’s investment exposure. This will result in any changes in the Fund’s net asset value, either positive or negative, being greater than they would have been if the Fund had not borrowed. Participating Funds have been allocated different first priority portions of the committed amount of the credit facility based primarily on the expected likelihood and extent of the need to borrow under the Credit Agreement. Administration, legal, arrangement, upfront and undrawn fees under the Credit Agreement are allocated among Participating Funds based upon these first priority portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund, while fees on any amounts drawn by a Participating Fund under the Credit Agreement are borne by that Participating Fund.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen Funds to participate in an inter-fund lending facility whereby the Nuveen Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen Funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no Nuveen Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no Nuveen Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Nuveen Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Nuveen Fund has a secured borrowing outstanding from any other lender, including but not limited to another Nuveen Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Nuveen Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Nuveen Fund may borrow through the inter-fund loan on a secured basis only; (4) no Nuveen Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Nuveen Fund’s inter-fund loans to any one Nuveen Fund shall not exceed 5% of the lending Nuveen Fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending Nuveen Fund and may be repaid on any day by a borrowing Nuveen Fund. In addition, a Nuveen Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Nuveen Fund’s investment objective(s) and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Nuveen Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Nuveen Fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Cash Equivalents and Short-Term Investments

The Fund may hold assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities in such proportions as warranted by prevailing market conditions and the Fund’s principal investment strategies. For temporary defensive purposes or during periods of high cash inflows or outflows, the Fund may invest up to 100% of its net assets in such holdings. During such periods, the Fund may not be able to achieve its investment objective. The Fund may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A- or higher by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), A3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A- or higher by Fitch, Inc. (“Fitch”). Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) U.S. Government Securities. The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.

(2) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid investments and be subject to the Fund’s 15% restriction on investments in illiquid investments. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial Paper. The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or higher by Standard & Poor’s, Prime-2 or higher by Moody’s or F2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the portfolio managers, of comparable quality.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures and Options on Futures,” the Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Fund may use derivatives for a variety of reasons, including in an attempt to enhance return, to hedge some of the risks of its investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of the markets in which it invests), to manage cash flows, or to preserve capital. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed-delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the Fund is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, the Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Fund can use are described below. The Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Fund may purchase put and call options on specific securities (including groups or "baskets" of specific securities) and/or stock indices. In addition, the Fund may write put and call options on such financial instruments.

Options on Securities. The Fund may purchase put and call options on securities. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Stock Indices. The Fund may purchase put and call options on stock indices. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for stock index options are always in cash.

Writing Options. The Fund may write (sell) put and call options. These transactions would be undertaken principally to produce additional income. The Fund receives a premium from writing options which it retains whether or not the option is exercised. The Fund may write straddles consisting of a combination of a call and a put written on the same underlying instrument.

Expiration or Exercise of Options. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Fund may engage in futures transactions. The Fund may buy and sell futures contracts that relate to stock indices and individual stocks. The Fund may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security or index (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. The Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Fund may purchase or write put and call options on futures contracts and write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Limitations on the Use of CFTC-Regulated Futures and Options on Futures

The Fund will limit its direct investments in CFTC-regulated futures and options on futures (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund. The Fund must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7) Leverage Risk. Leverage risk is the risk that the Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemakings is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or the Fund’s ability to use derivatives in pursuit of its investment objectives, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

Equity Securities

Under normal market conditions, the Fund primarily invests in equity securities, which include common stocks, preferred securities, warrants to purchase common stocks or preferred securities, convertible securities, participatory notes, interests in real estate investment trusts, common and preferred units of master limited partnerships, and other securities with equity characteristics.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not prescribed in advance but are declared at the discretion of a company’s board.

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, common stockholders are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

• Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

• Factors affecting an entire industry, such as increases in production costs; and

• Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth.

The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Preferred Securities

Like common stocks, preferred securities are also units of ownership in a company, but preferred securities normally have preference over common stocks in the payment of dividends and the liquidation of the company. In all other respects, however, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Because preferred securities are generally junior to most other forms of debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Warrants

The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants are issued by the issuer of a security and provide their holder the option to purchase that security upon the warrants’ exercise at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred securities, until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security generally is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a comparable non-convertible fixed income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar non-convertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like non-convertible debt or a preferred security in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security’s price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is significantly above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security’s price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed income security, nor is it generally as sensitive to changes in share price as its underlying stock.

The Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities are often rated below investment-grade or are not rated, and therefore may be considered speculative investments. The credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock.

Participatory Notes

The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A hybrid REIT combines the characteristics of an equity REIT and a mortgage REIT.

Investing in REITs would subject the Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Master Limited Partnerships

Equity securities in which the Fund may invest include master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. MLPs are limited by the Code to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation, although some other enterprises may also qualify as MLPs.

Lending of Portfolio Securities

In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities that the Adviser has determined are creditworthy. The securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities, however the Fund bears the risk that the securities lending agent may default on its contractual obligations to the Fund. The Fund also bears the market risk with respect to the investment of the cash collateral used to secure the loan. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investments to meet its obligations to the borrower. The Fund will pay a portion of the income earned on other lending transactions to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Fund will receive cash collateral equal to not less than 100% of the value of the securities loaned as determined at the time of loan origination. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See “Taxation.”

Non-U.S. Securities

The Fund may invest in U.S. dollar-denominated securities issued by non-U.S. companies. Investments in securities of non-U.S. companies involve risks in addition to the usual risks inherent in domestic investments, including currency risk.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and such issuers may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Fund may also invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Fund avoids currency risks during the settlement period.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers consider such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets in the United States and other countries. The portfolio managers also consider factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Emerging Markets Risk

The Fund may invest in securities issued by companies located in emerging markets. Emerging market countries are generally in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting, auditing, financial reporting, recordkeeping and securities regulation, which could render financial information and related audits to be unreliable and unverifiable and affect the Fund’s ability to evaluate potential portfolio companies to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Investments in emerging markets come with much greater risk due to political instability, armed conflicts, domestic infrastructure problems, currency volatility and limited investment opportunities (many large companies may still be “state-run” or private). Also, local securities exchanges may not offer liquid markets for outside investors. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is highly uncertain. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Currency Risk

Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. The Fund may also be subject to currency risk through investments in ADRs and other non-U.S. securities denominated in U.S. dollars.

Additional Market Disruption Risk

In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and other western nations, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities which may prohibit the Fund from selling or transacting in these securities and potentially impact the Fund’s liquidity. Additional sanctions may be imposed in the future. Such sanctions may adversely impact, among other things, the Russian economy and various sectors of the global economy, including but not limited to, the financials, energy, metals and mining, engineering and defense sectors. The sanctions and any related boycotts, tariffs, and financial restrictions imposed on Russia’s government, companies and certain individuals may cause a decline in the value and liquidity of Russian securities; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which the Fund invests.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund, particularly with respect to Russian exposure.

Other Investment Policies and Techniques

Illiquid Investments

The Fund may invest in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Initial Public Offerings (“IPO”)

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Fund) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.

Investment Companies

The Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund-eligible investments. Under the 1940 Act, the Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate.

The Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When the Fund serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other investment companies, the Fund’s ability to invest in other investment companies and private funds will generally be limited to 10% of the Fund’s assets.

ETFs in which the Fund may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

If the Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders.

Over-the-Counter Market

The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

Private Investments in Public Equity

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. See “Investment Policies and Techniques – Other Investment Policies and Techniques – Illiquid Investments” for a description of the risks of investing in illiquid investments. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Special Purpose Acquisition Companies

The Fund may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies.

SPACs often have pre-determined time frames to make an acquisition (typically two years) or the SPAC will liquidate. The Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPES offering. See “Investment Policies and Techniques – Other Investment Policies and Techniques – Initial Public Offerings” and “Investment Policies and Techniques – Other Investment Policies and Techniques – Private Investments in Public Equity” for information about these types of offerings.

Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. government securities, money market securities and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs such as the Fund may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. An investment in a SPAC may be diluted by additional, later offerings of securities by the SPAC or by other investors exercising existing rights to purchase securities of the SPAC. Additionally, a significant portion of the funds raised by a SPAC may be expended during the search for a target acquisition or merger. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

The private companies that SPACs acquire are often unseasoned and lack a trading history, a track record of reporting to investors and widely available research coverage. Securities of SPAC-derived companies are thus subject to extreme price volatility and speculative trading. In addition, the ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing even greater price volatility and possible downward pressure during the time that locked-up shares are released.

When-Issued or Delayed-Delivery Transactions

The Fund may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund may be required to designate on its books or maintain in a segregated account cash and liquid securities equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of the segregated securities, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Fund by the Adviser under the management agreement with the Trust, is the responsibility of the Board of Trustees. The number of trustees of the Trust is 12, all of whom are not interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 219 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 146 open-end mutual funds, including the Fund (the “Nuveen Mutual Funds”), 46 closed-end funds and 27 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	218

Board Member, Lumina Foundation (since 2018); and Waterside School (since 2021; Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation; Trustee (2018-2023), the College Retirement Equities Fund; Manager (2019-2023), TIAA Separate Account VA-1.

Michael A. Forrester* 333 West Wacker Drive Chicago, IL 60606 1967	Trustee	Term—Indefinite Length of Service— Since 2024	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	218

Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007-2023).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas J. Kenny 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2024	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	219

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	219	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

219

Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

219

Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2013	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies; formerly, Trustee and Chairman of The Board of Trustees of Marian University (2011-2013).

Loren M. Starr* 333 West Wacker Drive Chicago, IL 60606 1961	Trustee	Term—Indefinite Length of Service— Since 2024	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	218

Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	219

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communication infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2008

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

				219

Formerly, Chair and Member of the Board of Directors (2021-2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	219

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004), formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219	None.

* Mr. Boateng, Mr. Forrester and Mr. Starr were each elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which each serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc J. Cardella 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1984	Vice President and Controller (Principal Financial Officer)	Term—Indefinite Length of Service— Since 2024

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group LLC.

Joseph T. Castro 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Indefinite Length of Service— Since 2025

Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Secretary	Term—Indefinite Length of Service— Since 2013

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jordan M. Farris 333 West Wacker Drive Chicago, IL 60606 1980	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Head of Public Product Strategy and Development, Global Wealth, of Nuveen; Managing Director of Nuveen Fund Advisors, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2024

Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President	Term—Indefinite Length of Service— Since 2016

Senior Managing Director, Head of Public Product of Nuveen; President, formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Indefinite Length of Service— Since 2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2007

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 333 West Wacker Drive Chicago, IL 60606 1985	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Indefinite Length of Service— Since 2017	Senior Managing Director of Nuveen.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2008

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

Rachael M. Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board of Trustees (including the Board of Trustees of the Trust) or the Board of Directors (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an independent trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Mr. Young to serve as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Chair performs such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Young, Chair, Mr. Kenny, Mr. Nelson and Mr. Toth. During the fiscal year ended August 31, 2025, the Executive Committee met three times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Fund, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Ms. Lancellotta, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended August 31, 2025, the Audit Committee met 13 times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Young, Chair, Mr. Boateng, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth and Ms. Wolff. During the fiscal year ended August 31, 2025, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended August 31, 2025, the Dividend Committee met eight times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner and Mr. Toth. During the fiscal year ended August 31, 2025, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended August 31, 2025, the Investment Committee met three times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester, Chair, Mr. Boateng, Ms. Lancellotta, Ms. Medero, Mr. Toth and Mr. Young. During the fiscal year ended August 31, 2025, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up

Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund from 2018 to 2023 and on the Management Committee for the TIAA Separate Account VA-1 from 2019 to 2023. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves as a Director of Aflac Incorporated and is on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for the TIAA Separate Account VA-1 from 2007 to 2023. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for the TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is also a Chartered Financial Analyst.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank's representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President's Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for the TIAA Separate Account VA-1

(2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He formerly served as Chair of the Board of the Kehrein Center for the Arts (2021 to 2024) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Chair, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to

2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid by the Fund for the fiscal year ended August 31, 2025, (2) the amount of total compensation paid by the Fund that has been deferred, and (3) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended August 31, 2025. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees payable from the Fund.

Name of Trustee	Aggregate Compensation From Fund	Amount of Total Compensation that Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Joseph A. Boateng	$369	$92	$ 480,500
Michael A. Forrester	374	374	487,000
Thomas J. Kenny	434	99	567,000
Amy B. R. Lancellotta	402	84	523,000
Joanne T. Medero	372	93	484,500
Albin F. Moschner	382	—	497,000
John K. Nelson	392	—	509,500
Loren M. Starr	384	65	501,000
Matthew Thornton III	400	—	520,500
Terence J. Toth	366	—	477,500
Margaret L. Wolff	425	128	554,500
Robert L. Young	487	317	635,000

Prior to January 1, 2025, independent trustees received a $350,000 annual retainer, plus they received (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board received $140,000 annually; the chair and/or co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee received $30,000 annually; and the chair and/or co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee received $20,000 annually. Trustees were paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair were paid a quarterly fee starting at $1,250 and members were paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board were allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may have been established to be allocated to each fund. In certain instances, fees and expenses were allocated only to those funds that were discussed at a given meeting.

Effective January 1, 2025, independent trustees receive a $350,000, increased to $355,000 as of January 1, 2026, annual retainer, plus they receive (a) an annual retainer of $35,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; (b) an annual retainer of $30,000, increased to $35,000 as of January 1, 2026, for membership on the Investment Committee; and (c) an annual retainer of $25,000 for membership on the Dividend Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair of the Board receives $150,000, increased to $160,000 as of January 1, 2026, annually; the chairs of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $35,000 annually; the chair and/or co-chair of the Investment Committee receives $30,000, increased to $35,000 as of January 1, 2026, annually; and the chairs of the Dividend Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $25,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair and/or co-chair will be paid a quarterly fee starting at $1,250 and members will be paid a quarterly fee starting at $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex in an equitable manner, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of two to 20 years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. Each officer of the Trust serves without any compensation from the Fund. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Fund, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2024:

Name of Trustee	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joseph A. Boateng	$0	Over $100,000
Michael A. Forrester	$0	Over $100,000
Thomas J. Kenny	$0	Over $100,000
Amy B. R. Lancellotta	$1-$10,000	Over $100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Loren M. Starr	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

As of December 2, 2025, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of the Fund.

Other than as noted in the table below, as of December 2, 2025, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

The table below presents information on trustees who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Adviser as of June 30, 2025:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies[1]	Title of Class	Value of Securities[2]	Percent of Class[3]

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$34,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$523,049	6.01%

	KSHFO, LLC[4]	TIAA-CREF Global Agriculture II LLC	None	$770,200	0.05%

	KSHFO, LLC[4]	Global Agriculture II AIV (US) LLC	None	$681,237	0.17%

1 The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

2 These amounts reflect the value of holdings as of June 30, 2025. As of the date of this SAI, that is the most recent information available regarding the Companies.

3 These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

4 Mr. Kenny owns 6.6% of KSHFO, LLC.

Sales Loads

Trustees of the Trust and certain other Fund affiliates may purchase the Fund's Class I shares. See the Fund's Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of the Fund, with responsibility for the overall management of the Fund. The Adviser is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of the Fund. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Fund” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen, LLC, the investment management arm of TIAA.

For the management services and facilities furnished by the Adviser, the Fund has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Fund.”

The Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within the Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of the Fund as set forth in the Prospectus.

As of May 1, 2024, the overall complex-level fee begins at a maximum rate of 0.1600% of the Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Fund is the Fund-level fee plus 0.1600%. The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen Mutual Funds. Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by TAL (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of TAL-advised active equity and fixed income Nuveen Mutual Funds (except those identified above) on May 1, 2033. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. As of September 30, 2025, the effective complex-level fee rate for the Fund was 0.1564%.

The following tables set forth the management fees (net of fee waivers and expense reimbursements) paid by the Fund and the fees waived and expenses reimbursed by the Adviser for the specified periods.

Management Fees Paid to the Adviser Net of Fee Waivers and Expense Reimbursements
Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$1,070,008	$1,251,005	$1,554,975

Fee Waivers and Expense Reimbursements from the Adviser
Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$213,515	$209,711	$218,428

In addition to the Adviser’s management fee, the Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of the Fund. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Fund.

Portfolio Managers

Scott M. Tonneson, CFA, and Claire L. Ross have primary responsibility for the day-to-day implementation of the investment strategies of the Fund.

Compensation

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one-, three-, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Fund, as of August 31, 2025, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance-Based Fees

NUVEEN EQUITY LONG/SHORT FUND

Scott M. Tonneson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$23.11	0	$0
	Other Accounts	662	$587.21	0	$0

Claire L. Ross	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1	$23.11	0	$0
	Other Accounts	1	$19.46	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Beneficial Ownership of Securities

The following table indicates as of August 31, 2025 the value, within the indicated range, of shares beneficially owned by each portfolio manager in the Fund. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Scott M. Tonneson	E

Claire L. Ross	D

Transfer Agent

The Fund's transfer, shareholder services, and dividend paying agent is SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219140, Kansas City, Missouri 64121-9140.

Custodian

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund's shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated August 1, 1998 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Fund appointed the Distributor to be its agent for the distribution of the Fund's shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has served as auditors for the Fund. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

Securities Lending Agent

State Street serves as the securities lending agent to the Fund. Pursuant to a Securities Lending Agreement and in accordance with procedures established by the Board of Trustees, State Street effects loans of Fund securities to any firm on a list of approved borrowers, negotiates loan terms, monitors the value of the loaned securities and collateral, requests additional collateral as necessary, manages reinvestment of collateral in a pooled cash collateral reinvestment vehicle, arranges for the return of loaned securities to the Fund, and maintains records and prepares reports regarding loans that are made and the income derived therefrom. For the services provided, a securities lending agent will receive fees and/or compensation from the Fund, which may include a portion of the income generated from securities lending activities.

The Fund did not engage in securities lending activities during the fiscal year ended August 31, 2025. Consequently, the Fund did not earn any income or pay any fees related to securities lending activities for this fiscal year.

CODES OF ETHICS

The Fund, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund's securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Fund has delegated authority to the Adviser to vote proxies for securities held by the Fund, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as an Appendix to this SAI.

The Sub-Adviser relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Fund shareholders.

The Sub-Adviser believes that it has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting by Nuveen’s legal and compliance professionals.

The Nuveen Proxy Voting Policy permits the Sub-Adviser to refrain from voting in certain circumstances, including where it determines that it would be in the overall best interest of Fund shareholders not to vote (e.g., where proxy voting would result in a financial, legal, regulatory, or operational encumbrance or burden that outweighs the potential benefit to Fund shareholders of voting); and with respect to securities on loan through a securities lending program.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the Fund, the Adviser, Sub-Adviser or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by Nuveen Asset Management.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause the Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management causes the Fund to pay up in recognition of the value of the brokerage and research products and services (“Research Services”) the broker-dealer provides. The broker-dealer may directly provide Research Services to the Fund or may purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the Research Services with client commissions – so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determines in good faith that the Research Services are eligible brokerage and research under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the amount of the commission is reasonable in relation to the value of the Research Services provided, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management or its affiliates with respect to the managing of its accounts.

Nuveen Asset Management employs the use of commission sharing arrangements administered by its centralized equity trading desk. Under these arrangements, when Nuveen Asset Management pays a commission to an executing broker, a portion of the commission is for execution of the trade (brokerage) and a portion is for Research Services. The broker will allocate the Research Services portion of the commission to a pool of commission credits it maintains. The commission manager, at Nuveen Asset Management’s direction, pays Research Services providers for eligible research products and services. An executing broker may or may not be a Research Services provider. Nuveen Asset Management uses commission sharing arrangements to pay for both proprietary and third party Research Services. The centralized equity trading desk does not select Research Services.

Under Nuveen Asset Management’s commission sharing arrangements, Nuveen Equities (the integrated equity investment team of Nuveen Asset Management (excluding Listed Real Assets) and certain affiliates) aggregates commission credits into a single pool, and allocates the Research Services among the respective Nuveen Equities investment teams based on factors such as asset size of the team’s equity strategy and the strategy’s geographic considerations. Commission credits generated by Nuveen Asset Management’s Listed Real Assets accounts are aggregated into a separate pool to purchase Research Services, which generally supports the Nuveen Asset Management Listed Real Assets investment team. Research Services will not necessarily directly and specifically benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services.

Research Services consist of products and services including some or all of the following: economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analytical tools for investment research and related consulting services, market data services and other services that assist in the investment decision making process, and meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons. Research products include written reports, computer-generated services, telephone contacts and personal meetings with securities analysts that assist in the investment decision-making process.

Nuveen Asset Management will use Research Services to benefit any client of Nuveen Asset Management or its affiliates, including the Fund, and at times the Research Services will not directly benefit the particular account(s) that generated the brokerage commissions used to acquire the Research Services. For example, Nuveen Asset Management uses clients’ equity commissions to pay for Research Services that at times will benefit other accounts of Nuveen Asset Management and its affiliates.

The Research Services that Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own research activities. As a practical matter, in some cases Nuveen Asset Management could not, on its own, generate all of the Research Services that broker-dealers provide without materially increasing its expenses. Soft dollar arrangements create a potential conflict by giving Nuveen Asset Management an incentive to trade frequently to generate commissions to pay for Research Services, which may not be in the best interests of its clients. Nuveen Asset Management attempts to mitigate these potential conflicts through its review and oversight of the use of commissions. Because of the nature of soft dollar arrangements, and because of the fact that any particular Research Service may be used to service all of Nuveen Asset Management’s advisory accounts (possibly to varying degrees) or fewer than all of its advisory accounts, Nuveen Asset Management is unable to quantify or estimate the value of any such services attributable to a particular advisory account with any meaningful degree of accuracy.

The Board of the Nuveen Funds and the Adviser have agreed that the Adviser will compensate the Fund for all of its soft dollar costs. This arrangement may only be changed with Board approval. Additionally, the Adviser will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Fund, including soft dollars attributable to the Fund.

Many of the Fund’s portfolio transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

The Fund does not effect any brokerage transactions in its portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser, Nuveen Asset Management or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the Board of Trustees. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

On behalf of the Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Fund (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when the Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The following table sets forth the aggregate brokerage commissions paid by the Fund for the specified periods:

Aggregate Brokerage Commissions Paid by the Fund
Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$91,619	$69,754	$108,239

Brokerage commissions paid by the Fund may vary substantially from year to year as a result of changing asset levels throughout the year, portfolio turnover rates, varying market conditions, differences in shareholder purchase and redemption activity and other factors.

All soft dollar costs paid by the Fund during the fiscal year ended August 31, 2025, were or will be fully compensated by the Adviser.

During the fiscal year ended August 31, 2025, the Fund has acquired the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended August 31, 2025:

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of August 31, 2025)
JP Morgan Securities, Inc.	JPMorgan Chase & Co	$1,507,100

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Fund's website ten business days after the end of the month. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this context, portfolio holdings information does not include summary information from which the identity of the Fund’s specific portfolio holdings cannot reasonably be derived. The Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), borrowers of its securities pursuant to securities lending transactions, and to the legal counsel for the Fund’s independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Fund, the Adviser, and the Sub-Adviser do not receive compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it, which includes a prohibition on trading on such non-public information.

Compliance officers of the Fund and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Trustees on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

Advent
Adviser Compliance Associates, LLC
Bank of America PriceServe
Barclays Capital, Inc.
Barra
Bloomberg
Broadridge Investor Communication Solutions, Inc.
Broadridge Systems
Cabot Research, LLC
Chapman and Cutler LLP
Citibank, N.A.
Compliance Solutions Strategies
Confluence NXT
Donnelley Financial Solutions
Eagle Investment Systems, LLC
Electra Information Systems
Ernst & Young
FactSet Research Systems
Financial Graphic Services
Glass, Lewis & Co.
ICE Benchmark Administration Limited
ICE Data Services
IHS Markit, Ltd.
ISS
Investortools
Lipper Inc.
Moody’s
Morningstar, Inc.
Northern Trust Corp.
Omgeo LLC
PricewaterhouseCoopers LLP
PricingDirect Inc.
Refinitiv
Ridgeline, Inc.
Rimes Technologies Corporation
SS&C
Sherpa Funds Technology Pte. Ltd.
State Street Bank and Trust Co.
Strategic Insight
Wolters Kluwer

In addition, the Fund, Adviser or Sub-Adviser may distribute certain portfolio attribution analyses and related data and commentary (“Portfolio Data”). Specifically, the Fund, Adviser or Sub-Adviser may provide oral or written information about the Fund, including, but not limited to, how the Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of the Fund’s return by asset class, sector, industry and country, among other factors, as well as how various factors impacted Fund performance as compared to its benchmark. Portfolio Data may also include various financial characteristics of the Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period, so long as that portfolio has been made publicly available. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While the Fund, Adviser or Sub-Adviser will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the Fund for information about obtaining Portfolio Data. The Fund, Adviser or Sub-Adviser may restrict access to any or all Portfolio Data in their sole discretion, including, but not limited to, if the Fund, Adviser or Sub-Adviser believe the release of such Portfolio Data may be harmful to the Fund.

NET ASSET VALUE

The Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are five series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class R6 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of December 2, 2025, owned of record, or is known by the Trust to have owned beneficially, 5% or more of any class of the Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Equity Long/Short Fund Class A Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	26.43%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	15.98%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	12.63%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	10.22%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	6.44%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1901	6.42%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.32%

Nuveen Equity Long/Short Fund Class C Shares	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	41.41%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	17.90%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	13.74%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1901	7.30%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.50%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Equity Long/Short Fund Class I Shares	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	25.31%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	19.82%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	18.14%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	14.10%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	8.91%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

The Fund intends to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. An adverse federal income tax audit of a partnership that the Fund invests in could result in the Fund being required to pay federal income tax or pay a deficiency dividend (without having received additional cash). If the Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by the Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Fund’s distributions into three categories: ordinary income distributions, capital gain dividends and returns of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Fund may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction (“DRD”) with respect to many dividends received from the Fund because the DRD is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the DRD. Certain hedging strategies may reduce the amount that would otherwise be treated as qualifying dividends.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends, might be attributable to the Fund’s interest in a master limited partnership which may be subject to a maximum marginal stated federal income tax rate of 28%, rather than the rates set forth above. In addition, capital gains received from assets held for more than one year that are considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) are taxed at a maximum stated tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividends, if any, is subject to the 28% tax rate or the 25% tax rate will be made based on the rules prescribed by the United States Treasury. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates. Certain hedging strategies may reduce the amount that would otherwise be eligible for the capital gains tax rates.

When the Fund lends portfolio securities to a borrower as described above in “Investment Policies and Techniques—Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when the Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of the Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses.

Non-U.S. Tax Credit

If the Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain disclosures and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain disclosures and certain other conditions are met. These conditions include, but are not limited to, providing valid tax documentation certifying an investor’s non-U.S. status. For tax years after December 31, 2022, amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Capital Loss Carry-Forward

When the Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of August 31, 2025, the Fund had no capital loss carry-forwards available for federal income tax purposes.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on August 31, 2025 of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$62.04
Per share sales charge—5.75% of public offering price (6.09% of net asset value per share)	3.78
Per share offering price to the public	$65.82

The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund (and your financial advisor’s commission will be reduced accordingly) if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of the Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gain distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares. Class A shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

• investors purchasing $1,000,000 or more;

• investors purchasing shares through the reinvestment of Nuveen Mutual Fund dividends and capital gain distributions;

• investors purchasing shares for accounts held directly with the Fund that do not have a financial intermediary of record;

• current and former trustees/directors of the Nuveen Funds;

• current and retired employees of Nuveen, LLC and its affiliates or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

• employer-sponsored retirement plans as defined below, except that, in the case of employer-sponsored retirement plans held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to the Prospectus titled, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SARSEPs, SIMPLE IRAs (except as described below), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans;

• SIMPLE IRAs opened before January 1, 2011 where Nuveen Securities, LLC is the broker of record;

• clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

• investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Fund's shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to the Prospectus titled, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

You or your financial advisor must notify the Distributor or the Fund’s transfer agent whenever you make a purchase of Class A shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

The reduced sales charge programs may be modified or discontinued by the Fund at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Funds toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $1,000,000 will not be accepted. Your financial intermediary may set a lower maximum for Class C shares. Shareholders purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “Reduction or Elimination of Up-Front Sales Charge on Class A Shares” above.

Redemption of Class C shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lower of the purchase price or redemption proceeds. Class C shares automatically convert to Class A shares after 8 years, thus reducing future annual expenses. Conversions occur during the month in which the 8-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. Furthermore, the availability of the automatic Class C share conversion and the terms under which the conversion takes place may depend on the policies and/or system limitations of the financial intermediary through which you hold your shares. Information on intermediaries’ variations from the Class C share conversion discussed above is disclosed in the appendix to the Prospectus, “Variations in Sales Charge Reductions and Waivers Through Certain Intermediaries.”

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with the Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Reduction or Elimination of Contingent Deferred Sales Charge

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount equaled or exceeded $1,000,000, a CDSC is imposed on any redemption within 18 months of purchase. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1.00% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6%

semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance; (vi) upon an optional conversion by the Fund of Class C shares held in an account which no longer has a financial intermediary of record into Class A shares; (vii) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (viii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) for redemptions to satisfy required minimum distributions from an IRA account upon reaching the qualified age based on applicable laws and regulations (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level. The Fund reserves the right to permit certain categories of eligible investors to purchase Class I shares directly from the Fund.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

• employer-sponsored retirement plans, except SEPs, SARSEPs, SIMPLE IRAs and KEOGH plans;

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

• investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary;

• any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

• any plan organized under section 529 under the Code (i.e., a 529 plan);

• participants in the TIAA IRA or TIAA-CREF Investment Solutions IRA;

• current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• officers of Nuveen, LLC and its affiliates, and their immediate family members;

• full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gain distributions on their shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary’s fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging.

You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. You should be aware that exchanges between classes of shares of the same Fund may not be available for all accounts and may not be offered by the financial intermediary through which you may hold shares and that the financial intermediary through whom you hold shares may be authorized (e.g., under its account or similar agreement with you) to reject any share class exchange. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140 or by calling Nuveen Funds toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Funds toll-free at (800) 257-8787 to obtain an authorization form. The Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Nuveen Mutual Fund, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of any Nuveen Mutual Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred. Your financial advisor will not receive a commission on shares purchased pursuant to the reinstatement privilege.

Suspension of Right of Redemption

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Fund has reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Pursuant to a notice of election under Rule 18f-1, the Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the 90-day period.

Purchase In-Kind

The Fund may allow the purchase of shares with investment securities (instead of cash), if it is determined that (i) the securities offered to the Fund are suitable for investment by the Fund and are appropriate, in type and amount, for investment by the Fund in light of its investment objective(s), policies and current holdings; (ii) the Fund expects to continue to hold the securities received in-kind, subject to subsequent changes in investment determinations regarding particular securities or as the need to raise cash by selling portfolio securities may arise; and (iii) the purchase in-kind is in the best interest of the Fund and its existing shareholders. If the Fund accepts the in-kind securities, the shareholder will receive Fund shares equal in NAV to the market value of the securities received.

Frequent Trading Policy

The Fund's Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Fund recognizes the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in the Fund by an investor account. Subject to certain exceptions noted below, the Fund limits an investor to two Round Trips per trailing 60-day period. Upon completion of a second Round Trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Fund and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain minimum thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Fund. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Fund's Frequent Trading Policy. In addition, the Fund may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Fund believes that the policy is reasonably designed to prevent market timing that is detrimental to the Fund. Such policy may be more or less restrictive than the Fund's Policy. The Fund cannot ensure that these financial intermediaries will in all cases apply the Fund's policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; (x) redemptions or exchanges by certain 529 plans; and (xi) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59½; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59½; and (ii) redemptions to satisfy required minimum distributions from an IRA account due to a shareholder reaching the qualified age based on applicable laws and regulations.

Distribution and Service Plan

The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Fund to pay the Distributor distribution and/or shareholder servicing fees on the Fund’s Class A and Class C shares as described below. The distribution fees under the Plan are used for the primary purpose of compensating participating intermediaries for their sales of the Fund. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. Pursuant to the Plan, Class C shares are subject to an annual distribution fee and Class A and Class C shares are subject to the annual service fees (distribution and service fees collectively referred to herein as “12b-1 fees”). The 12b-1 fees are based on the average daily net assets of the class of shares of the Fund and are as follows:

	Annual Distribution Fee	Annual Service Fee	Total 12b-1 Fee
Class A	—	0.25%	0.25%
Class C	0.75%	0.25%	1.00%

Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class C shares under the Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class C shares. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class C shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C shares, certain other expenses associated with the distribution of Class C shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A and Class C shares under the Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended August 31, 2025, the Fund incurred 12b-1 fees pursuant to its Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by the Fund for the Fiscal Year Ended August 31, 2025
Class A	$ 58,931
Class C	74,135

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class C shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time.

Under the Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Fund, as that term is defined in the 1940 Act, and no trustee of the Fund has a direct or indirect financial interest in the operation of the Plan or any related agreement.

If the Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the participating intermediaries receiving such payments.

General Matters

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in the Fund, an account will be opened and maintained for you by SS&C GIDS, the Fund's shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. The Fund does not issue share certificates. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of the Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The

Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following tables set forth the amount of underwriting commissions paid by the Fund, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the specified periods. All figures are presented in thousands and are rounded to the nearest thousand.

Amount of Underwriting Commissions
Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$14	$63	$80

Amount Retained by the Distributor
Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$ 2	$ 8	$10

Amount of Compensation on Redemptions and Repurchases
Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025
$—	$1	$—

To help financial advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

As described in the Prospectus and elsewhere in this SAI, intermediaries that sell shares of the Nuveen Mutual Funds or provide services to their shareholders, such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (individually, an “Intermediary,” and collectively, “Intermediaries”), may receive sales charge payments and, out of Fund assets, may be paid Rule 12b-1 distribution and service payments and sub-transfer agency payments. The Distributor and the Adviser make additional payments out of their own assets to selected Intermediaries. These payments are made for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Fund within the Intermediary’s organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Fund in various ways within the Intermediary’s organization. These payments are made pursuant to negotiated agreements with Intermediaries. The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories. Further, representatives of the Distributor and its affiliates receive additional compensation related to the Nuveen Mutual Funds.

These payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

Distribution-Related Payments

The Distributor and/or the Adviser make payments (sometimes referred to as “revenue sharing” payments) to selected Intermediaries as compensation for services such as providing the Fund with “shelf space” or a higher profile for the Intermediary’s personnel or their customers, placing the Fund on the Intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the Intermediary, providing assistance in training and educating the Intermediary’s personnel on the Fund, and furnishing marketing support and other services.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing Payments

The Adviser and/or the Distributor make payments to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which an Intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/ investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform the services itself or arrange with a third party to perform such services.

TIAA-CREF Individual & Institutional Services, LLC (“TIAA-CREF IIS”), an affiliate of the Adviser and the Distributor, is one intermediary that receives servicing payments. The shareholder services agreement between TIAA-CREF IIS and the Distributor provides that in exchange for such services, TIAA-CREF IIS will receive payments of 0.25% of the average net assets of Fund shares on the TIAA-CREF IIS retirement platform on an annual basis. The Distributor pays the portion of the fee that represents 0.05% of the average net assets of Fund shares attributable to TIAA-CREF IIS and the Fund pays the remainder.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Distribution-Related and Servicing Payment Guidelines

In the case of any one Intermediary, distribution-related and servicing payments made by the Adviser and/or the Distributor are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis (which amount also includes payments by the Fund for sub-transfer agency services).

Other Payments to Intermediaries

The Adviser and/or the Distributor, at their expense, provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Fund, which may be in addition to distribution-related and servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing the Fund on its trading system), and literature printing and/or distribution costs;

(iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

The Adviser and/or the Distributor pay selected Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence meetings. These payments vary depending upon the Intermediary and the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsor due diligence meetings for Intermediaries’ registered representatives during which the registered representatives receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Compensation to the Distributor’s Representatives

Representatives of the Distributor and its affiliates receive additional compensation from the Adviser and/or the Distributor based on whether certain targets are met for sales of one or more Nuveen Mutual Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of December 10, 2025:

ADP Broker-Dealer, Inc.

AXA Advisors, LLC

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

BB&T

BMO Harris Bank N.A.

BNY Mellon, N.A.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Cetera

Charles Schwab & Co., Inc.

Chase Investment Services

Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Davenport & Co., LLC

Digital Retirement Solutions, Inc.

Dyatech, LLC

Edward Jones

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement

Financial Data Services, Inc.

First Clearing

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

Goldman Sachs

Great West Life and Annuity Insurance Co.

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

ICMA Retirement Corporation

J.J.B. Hilliard, W.L. Lyons, Inc.

J.P. Morgan Retirement Plan Services, LLC

J.P. Morgan Securities LLC

JPMorgan Chase Bank, N.A.

Janney Montgomery Scott LLC

John Hancock Trust Company

Kestra Investment Services, LLC

LPL Financial Services

Ladenburg Thalmann Advisor Network LLC

Lincoln Financial Securities Corporation

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

National Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

Northwestern Mutual

NYLife Distributors LLC

Oppenheimer & Co.

Pershing LLC

PFS Investments Inc.

Primerica Shareholder Services, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

SI Financial Advisors

Southwest Securities, Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TIAA-CREF Individual & Institutional Services, LLC

Trust Company of America

U.S. Bancorp Investments, Inc.

U.S. Bank N.A

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Voya Financial (formerly ING)

Wedbush Morgan Securities

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Institutional Retirement & Trust

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 10, 2025 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for the Fund’s most recent fiscal year appear in the Fund’s Form N-CSR dated August 31, 2025. The Fund’s Form N-CSR is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

NUVEEN PROXY VOTING POLICY

Applicability

This policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

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Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

• Input from Advisory Personnel

• Third-party research

• Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

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6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.

5. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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NUVEEN PROXY VOTING CONFLICTS OF INTEREST POLICY AND PROCEDURES

Applicability

This policy applies to Nuveen (“Nuveen”) associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Purpose and Statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations and, for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Nuveen Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy Statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO

ii. The Nuveen Executive Management Team and the Nuveen Extended Leadership Team

iii. The Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i) – 1(iv)

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i) – 1(v) who serves on a Portfolio Company’s board of directors; and/or

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• Any individual identified above in 1(v) who serves as a senior executive1 of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship2 with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity2 and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen associate but shares a residence and is in a mutual commitment similar to marriage with such Nuveen associate.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

[1] Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.
[2] Such criteria are defined in a separate standard operating procedure.

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Proxy Voting Guidelines (the “Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

Policy Requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria3 to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personal conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

Roles and Responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

[3] Such criteria are defined in a separate standard operating procedure.

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5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group reviews and processes the Form, which is then routed to Committee members for prompt approval (including the approval response deadline). Committee members review the form to determine whether a Material Conflict exists and whether the recommendation rationale is clearly articulated and reasonable relative to the existing conflict. A majority vote is required.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable associates understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

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Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

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NUVEEN PROXY VOTING GUIDELINES

Applicability

This policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our fiduciary obligations to our clients. These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by enhancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research.

As indicated in these Guidelines, we monitor Portfolio Companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations consistent with the aim of preserving and enhancing long-term shareholder value. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate and we may vote differently on the same proposal given the Portfolio Company’s individual circumstances. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proxy proposal.

The Guidelines are implemented by Nuveen’s Stewardship Group and applied in consideration of the facts and circumstances of the particular proxy proposal. The Stewardship Group relies on its professional judgment informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

The Guidelines are applicable to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

II. Accountability and Transparency

Board of Directors

ELECT DIRECTORS

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

- Egregious compensation practices

- Lack of responsiveness to a failed vote

- Unequal treatment of shareholders

- Adoption of inappropriate antitakeover devices

- When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

- When board independence is not in line with local market regulations or best practices

- When a member of executive management sits on a key board committee that should be composed of only independent directors

- When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

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• Board Refreshment

- When there is insufficient representation of difference backgrounds, experiences, and perspectives on the board, and the company has not demonstrated its commitment to making the board more inclusive and reflective of a broad range of characteristics

- When we determine that director tenure is excessive and there has been no recent board refreshment

CONTESTED ELECTIONS

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

ESTABLISH SPECIFIC BOARD COMMITTEES

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

ANNUAL ELECTION OF DIRECTORS

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

CUMULATIVE VOTING

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

SEPARATION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder Rights

PROXY ACCESS

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

RATIFICATION OF AUDITOR

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

SUPERMAJORITY VOTE REQUIREMENTS

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

DUAL-CLASS COMMON STOCK AND UNEQUAL VOTING RIGHTS

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

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RIGHT TO CALL A SPECIAL MEETING

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

RIGHT TO ACT BY WRITTEN CONSENT

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

ANTITAKEOVER DEVICES (POISON PILLS)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

REINCORPORATION

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

CORPORATE POLITICAL INFLUENCE

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

• We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

CLOSED-END FUNDS

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation Issues

ADVISORY VOTES ON EXECUTIVE COMPENSATION (SAY ON PAY)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on

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executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

EQUITY-BASED COMPENSATION PLANS

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid- capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

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GOLDEN PARACHUTES

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

SHAREHOLDER RESOLUTIONS ON EXECUTIVE COMPENSATION

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG Shareholder Resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental Issues

CLIMATE CHANGE

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

USE OF NATURAL RESOURCES

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

IMPACT ON ECOSYSTEMS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

ANIMAL WELFARE

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues Related to Customers

PRODUCT RESPONSIBILITY

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Issues Related to Employees and Suppliers

HUMAN CAPITAL

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board composition in terms of varied backgrounds and perspectives, and gender pay equity policies and practices.

GLOBAL LABOR STANDARDS

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

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Issues Related to Communities

CORPORATE RESPONSE TO HEALTH RISKS

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from a company operations and products, as well as the risks to a company’s operations and long-term growth.

GLOBAL HUMAN RIGHTS CODES OF CONDUCT

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

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MAI-NELS-1225P

PART C—OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Declaration of Trust of Registrant is incorporated by reference to the initial registration statement filed on August 13, 1997, on Form N-1A for Registrant.

(a)(2)	Amended Establishment and Designation of Classes, dated November 16, 2016, is incorporated by reference to post-effective amendment no. 131 filed on November 21, 2016, on Form N-1A for Registrant.

(a)(3)	Amended and Restated Designation of Series, dated November 19, 2021, is incorporated by reference to post-effective amendment no. 196 filed on December 29, 2021, on Form N-1A for Registrant.

(b)	By-Laws of Registrant, amended and restated as of October 20, 2021, is incorporated by reference to post-effective amendment no. 193 filed on October 28, 2021, on Form N-1A for Registrant.

(c)	Specimen Certificate of Shares of the Registrant, is incorporated by reference to pre-effective amendment no. 1 filed on November 13, 1997, on Form N-1A for Registrant.

(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 108 filed on November 28, 2014, on Form N-1A for Registrant.

(d)(2)	Amended Schedules A and B of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated December 4, 2018, is incorporated by reference to post-effective amendment no. 179 filed on October 28, 2019, on Form N-1A for Registrant.

(d)(3)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 30, 2019, is incorporated by reference to post-effective amendment no. 179 filed on October 28, 2019, on Form N-1A for Registrant.

(d)(4)	Continuance and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated May 1, 2024, is incorporated by reference to post-effective amendment no. 203 filed on October 28, 2024, on Form N-1A for Registrant.

(d)(5)	Continuance and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated May 1, 2025, is incorporated by reference to post-effective amendment no. 206 filed on October 28, 2025, on Form N-1A for Registrant.

(d)(6)

Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 108 filed on November 28, 2014, on Form N-1A for Registrant.

(d)(7)	Amended Schedule A to Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated November 5, 2018, is incorporated by reference to post-effective amendment no. 170 filed on November 27, 2018, on Form N-1A for Registrant.

(d)(8)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated May 1, 2025, is incorporated by reference to post-effective amendment no. 206 filed on October 28, 2025, on Form N-1A for Registrant.

(e)(1)	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated, dated August 1, 1998, is incorporated by reference to post-effective amendment no. 2 filed on November 25, 1998, on Form N-1A for Registrant.

(e)(2)	Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement is incorporated by reference to post-effective amendment no. 23 filed on October 19, 2006, on Form N-1A for Registrant.

(e)(3)	Form of Nuveen Funds Rule 22c-2 Agreement is incorporated by reference to post-effective amendment no. 23 filed on October 19, 2006, on Form N-1A for Registrant.

(e)(4)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a John Nuveen & Co. Incorporated), dated May 1, 2025, is incorporated by reference to post-effective amendment no. 206 filed on October 28, 2025, on Form N-1A for Registrant.

(f)

Nuveen Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees effective April 29, 2025, is incorporated by reference to post-effective amendment no. 207 filed on November 28, 2025, on Form N-1A for Registrant.

(g)(1)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 15, 2015, is incorporated by reference to post-effective amendment no. 115 filed on September 28, 2015, on Form N-1A for Registrant.

(g)(2)	Amendment and Appendix A to the Amended and Restated Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(g)(3)	Amendment and Appendix A to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, September 8, 2022, is incorporated by reference to post-effective amendment no. 198 filed on November 28, 2022, on Form N-1A for Registrant.

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated December 11, 2024, is incorporated by reference to post-effective amendment no. 205 filed on December 27, 2024, on Form N-1A for Registrant.

(h)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., n/k/a DST Asset Manager Solutions, Inc., dated May 11, 2012, is incorporated by reference to post-effective amendment no. 84 filed on June 11, 2012, on Form N-1A for Registrant.

(h)(2)	Amendment to Transfer Agency and Service Agreement, dated May 1, 2017, is incorporated by reference to post-effective amendment no. 149 filed on May 12, 2017, on Form N-1A for Registrant.

(h)(3)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of May 10, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(h)(4)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of September 15, 2022, is incorporated by reference to post-effective amendment no. 199 filed on December 29, 2022, on Form N-1A for Registrant.

(h)(5)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of March 1, 2024, is incorporated by reference to post-effective amendment no. 203 filed on October 28, 2024, on Form N-1A for Registrant.

(h)(6)	Securities Lending Authorization Agreement between Nuveen Funds and State Street Bank and Trust Company, dated August 12, 2020, is incorporated by reference to post-effective amendment no. 188 filed on September 21, 2020, on Form N-1A for Registrant.

(h)(7)	Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 197 filed on October 28, 2022, on Form N-1A for Registrant.

(h)(8)	Amendment Number 1 to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2023, is incorporated by reference to post-effective amendment no. 200 filed on October 27, 2023, on Form N-1A for Registrant.

(h)(9)	Amendment to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated July 12, 2024, is incorporated by reference to post-effective amendment no. 203 filed on October 28, 2024.

(h)(10)	Rule 12d1-4 Investment Agreement between Registrant and VanEck ETF Trust, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 197 filed on October 28, 2022, on Form N-1A for Registrant.

(h)(11)	Rule 12d1-4 Investment Agreement between Registrant, Thrivent Mutual Funds and Thrivent Series Fund, Inc., dated January 19, 2022, is incorporated by reference to post-effective amendment no. 197 filed on October 28, 2022, on Form N-1A for Registrant.

(h)(12)	Rule 12d1-4 Investment Agreement between Registrant and MainStay Funds Trust, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 197 filed on October 28, 2022, on Form N-1A for Registrant.

(h)(13)	Rule 12d1-4 Investment Agreement between Registrant and Litman Gregory Funds Trust, dated January 21, 2022, is incorporated by reference to post-effective amendment no. 197 filed on October 28, 2022, on Form N-1A for Registrant.

(h)(14)	Rule 12d1-4 Investment Agreement between Registrant and The Lazard Funds, Inc., dated May 26, 2023, is incorporated by reference to post-effective amendment no. 200 filed on October 27, 2023, on Form N-1A for Registrant.

(i)	Not applicable.

(j)(1)	Consent of Independent Registered Public Accounting Firm, dated December 26, 2025, is filed herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm, dated December 23, 2025, is filed herewith.

(k)	Not applicable.

(l)	Subscription Agreement with Nuveen Institutional Advisory Corp., is incorporated by reference to pre-effective amendment no. 1 filed on November 13, 1997, on Form N-1A for Registrant.

(m)	Amended and Restated Plan of Distribution and Service Pursuant to Rule 12b-1, effective January 26, 2017, as amended August 3, 2022, is incorporated by reference to post-effective amendment no. 203 filed on October 28, 2024, on Form N-1A for Registrant.

(n)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended January 26, 2017, is incorporated by reference to post-effective amendment no. 149 filed on May 12, 2017, on Form N-1A for Registrant.

(o)	Not applicable.

(p)(1)	Code of Ethics, as amended July 30, 2025, is incorporated by reference to post-effective amendment no. 207 filed on November 28, 2025, on Form N-1A for Registrant.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, dated November 2024, is incorporated by reference to post-effective amendment no. 206 filed on October 28, 2025, on Form N-1A for Registrant.

(q)	Original Powers of Attorney of Messrs. Boateng, Forrester, Kenny, Moschner, Nelson, Starr, Thornton, Toth, Young, Mss. Lancellotta, Medero and Wolff, dated January 1, 2024, is incorporated by reference to post-effective amendment no. 203 filed on October 28, 2024, on Form N-1A for Registrant.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an

Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer	Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer (since 2020), Nuveen Alternative Advisors LLC; Executive Vice President (since 2024) and Chief Financial Officer (since 2020), formerly, Senior Vice President (2020-2024), TIAA-CREF Asset Management LLC; formerly, Senior Vice President and Chief Financial Officer (2020-2023), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022),

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; Chief Financial Officer and Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Erik Mogavero, Managing Director and Chief Compliance Officer	Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Nathaniel T. Jones, President	Senior Managing Director, Head of Public Product of Nuveen; has previously held various positions with Nuveen.

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to Nuveen Equity Long/Short Fund and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	Chief Executive Officer and President (since 2024), formerly, Executive Vice President (2020-2024) of Nuveen, LLC; formerly Executive Vice President (2020-2023) of Nuveen Securities, LLC; Chief Executive Officer (since 2025) and President (since 2020), Nuveen Investments, Inc.; President, Teachers Advisors, LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC; Executive Vice President (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Stuart J. Cohen	Managing Director, Head of Legal and Assistant Secretary	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternative Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Associate General Counsel (since 2023), formerly, General Counsel (2019-2023), of TIAACREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley	Managing Director and Chief Compliance Officer	Managing Director (since 2025), Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; Managing Director (since 2023) Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years

Megan Sendlak	Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Managing Director and Controller of Winslow Capital Management, LLC (since 2020).

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., NuShares ETF Trust, TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Jeffrey D. Carlin 560 Mission Street San Francisco, CA 94105	Chief Executive Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Assistant Secretary	Vice President and Assistant Secretary

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, NuShares ETF Trust, TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Jeffrey D. Carlin 560 Mission Street San Francisco, CA 94105	Chief Executive Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Assistant Secretary	Vice President and Assistant Secretary

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Certificate of Incorporation, By-Laws, minutes of director and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 29th day of December, 2025.

NUVEEN INVESTMENT TRUST II

By:	/S/ MARK J. CZARNIECKI
Mark J. Czarniecki Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ MARC CARDELLA MARC CARDELLA	Vice President and Controller (principal financial and accounting officer)			December 29, 2025

/S/ JORDAN M. FARRIS JORDAN M. FARRIS	Chief Administrative Officer (principal executive officer)			December 29, 2025
ROBERT L. YOUNG*	Chair of the Board and Trustee	ü ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ý ï ï ï ï ï ï ï ï ï ï ï ï ï ï þ	By:	/S/ MARK J. CZARNIECKI MARK J. CZARNIECKI Attorney-in-Fact December 29, 2025
JOSEPH A. BOATENG*	Trustee
MICHAEL A. FORRESTER*	Trustee
THOMAS J. KENNY*	Trustee
AMY B.R. LANCELLOTTA*	Trustee
JOANNE T. MEDERO*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee
LOREN M. STARR*	Trustee
MATTHEW THORNTON III*	Trustee
TERENCE J. TOTH*	Trustee
MARGARET L. WOLFF*	Trustee

*

An original power of attorney dated January 1, 2024, authorizing, among others, Mark J. Czarniecki to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Exhibit

(j)(1)	Consent of Independent Registered Public Accounting Firm, dated December 26, 2025.

(j)(2)	Consent of Independent Registered Public Accounting Firm, dated December 23, 2025.

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.